UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2009

MOMENTIVE PERFORMANCE MATERIALS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-146093	20-5748297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Corporate Woods Blvd.
Albany, NY 12211
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (518) 533-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

After further discussions, Momentive Performance Materials Inc. (the “Company”) has chosen not to seek to amend its senior secured credit facility to extend the maturity of a portion of both the term loan and revolving loan commitments thereunder (the “Amendment”) and will not therefore proceed with its proposed private offering of up to $500 million in first-lien senior secured notes due 2017 (the “Bond Offering”). The Company had disclosed its intention to pursue the Amendment and the Bond Offering in a Current Report on Form 8-K filed on November 23, 2009.

The information in this Item 7.01 is furnished pursuant to Regulation FD (17 CFR 243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  MOMENTIVE PERFORMANCE MATERIALS INC.

Dated:  December 18, 2009             By: /s/ Douglas A. Johns

            Name:  Douglas A. Johns

            Title:    General Counsel and Secretary